UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         June 7, 2005
Date of Report (Date of earliest event reported):

NEW FRONTIER ENERGY, INC.
(Exact name of registrant as specified in charter)

Colorado State or other jurisdiction of incorporation)	0-50472 (Commission File Number)	84-1530098 (IRS Employer Identification No.)

5632 S. Spotswood Street
Littleton, CO 80120
(Address of principal executive offices)

  (303) 730-9994
Registrant’s telephone number, including area code:

  Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         On June 7, 2005, New Frontier Energy, Inc. (the “Corporation”) issued a press release announcing the connection to Questar gas transportation hub south of Baggs, Wyoming and the commencement of production from its Slater Dome Prospect

Item 9.01   Financial Statements and Exhibits.

        The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

Exhibit No.	Description

99.2	Press Release issued June 7, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2005	NEW FRONTIER ENERGY, INC. By: /s/ Les Bates Treasurer, Chief Accounting and Financial Officer, Secretary and Director